                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4983

                  Van Kampen Pennsylvania Tax Free Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/04

Item 1. Reports to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

VAN KAMPEN

PENNSYLVANIA TAX FREE
INCOME FUND

SEMIANNUAL REPORT


MARCH 31, 2004

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

Income may subject certain individuals to the federal Alternative Minimum Tax
(AMT).

    NOT FDIC INSURED     OFFER NO BANK GUARANTEE    MAY LOSE VALUE
    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY AS OF 3/31/04

                                  A SHARES                  B SHARES                  C SHARES
                                SINCE 5/1/87              SINCE 5/3/93              SINCE 8/13/93
-------------------------------------------------------------------------------------------------------
                                          W/ MAX.                   W/ MAX.                   W/ MAX.
                                           4.75%                     4.00%                     1.00%
AVERAGE ANNUAL              W/O SALES      SALES      W/O SALES      SALES      W/O SALES      SALES
TOTAL RETURNS                CHARGES       CHARGE      CHARGES       CHARGE      CHARGES       CHARGE
Since Inception                7.23%        6.92%        4.76%        4.76%        4.31%        4.31%

10-year                        5.68         5.17         5.12         5.12         4.92         4.92

5-year                         4.39         3.38         3.58         3.32         3.64         3.64

1-year                         5.15         0.18         4.32         0.32         4.30         3.30

6 months                       2.62        -2.27         2.18        -1.82         2.23         1.23
-------------------------------------------------------------------------------------------------------
30-Day SEC Yield                     2.91%                     2.31%                      2.30%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Pennsylvania Tax Free Income Fund is managed by the adviser's Municipal Fixed Income team. Members of the team include Dennis S. Pietrzak, Executive Director; John R. Reynoldson, Executive Director; and Timothy D. Haney, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar 2003, the six months under review saw record levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

While many other states suffered during the period, Pennsylvania's economy remained strong, which could be due to its ongoing tradition of fiscal discipline. The bulk of the state's issuance continued to be in the education sector, which has, over time, tended to be active in its issuance of new as well as refunded debt. The weakest segment of the state economy was Pittsburgh, which was downgraded to a BB rating because of revenue shortfalls.

(1) Team members may change at any time without notice.

PERFORMANCE ANALYSIS

The fund returned 2.62 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charges), underperforming its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.) Our analysis of the economy and interest rates indicated that the next major movement in rates was likely to be upward, which we believed warranted a more defensive positioning. As a result, we chose to emphasize securities that we believed provided sufficient return potential and were most likely to hold up well in a rising interest-rate environment. We de-emphasized low-coupon bonds from the long end of the yield curve given their high sensitivity to interest rates. Instead, we focused on securities with premium coupons from the 15- to 22-year segment of the market in the belief that these bonds offered the most attractive risk/reward profile. We also kept the fund's overall duration (a measure of interest-rate sensitivity) below that of the benchmark. Unfortunately, the longer segment of the yield curve outperformed during the period, and our defensive stance hampered performance.

We funded our purchases of intermediate bonds with the proceeds of sales from elsewhere in the portfolio. These sales included several of the fund's intermediate securities, which met their performance targets during the period and were sold at a profit. The fund also benefited from pre-refundings of several securities, which helped support the portfolio's net asset value (NAV). We generally limited our purchases to liquid, high-quality bonds. Our high-quality bias was reflected in the portfolio as a whole, which ended the period with more than 72 percent of its assets invested in securities rated AA or higher.

We also maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across the full spectrum of municipal-bond market sectors in order to limit the risk of over-concentration in any one segment. The portfolio's highest concentration was in the education sector, which was largely a function of the dominant role of education bonds in the Pennsylvania state market. At the end of the period, the portfolio's largest sector weightings were public education at 22 percent, followed by higher education at 18 percent and public building at 12 percent.

We anticipate that rates will eventually begin to move upward. That being said, we believe the fund is positioned to continue to provide investors with attractive income across an array of possible market environments. We will continue to actively explore the Pennsylvania market for attractive investment opportunities.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

                                           LEHMAN BROTHERS
      CLASS A    CLASS B     CLASS C     MUNICIPAL BOND INDEX
       2.62%      2.18%       2.23%             3.12%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

TOP 5 SECTORS AS OF 3/31/04

Public Education                  22.2%
Higher Education                  18.4
Public Building                   12.3
Health Care                        9.7
Water & Sewer                      5.9

RATINGS ALLOCATION AS OF 3/31/04

AAA                               63.1%
AA                                 9.3
A                                  7.0
BBB                               10.0
BB                                 2.4
B                                  0.5
Non-Rated                          7.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS - MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)       DESCRIPTION                                                        COUPON     MATURITY       VALUE
------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA MUNICIPAL BONDS  99.3%
$ 1,260     Allegheny Cnty, PA Arpt Auth Pittsburgh
            Intl Arpt Rfdg (FGIC Insd)                                          5.625%    01/01/10    $  1,401,410
  1,000     Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
            Duquesne Univ Proj (AMBAC Insd)                                     6.500     03/01/11       1,217,050
  1,750     Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
            Duquesne Univ Proj Rfdg (AMBAC Insd)                                5.500     03/01/20       2,024,260
  3,000     Allegheny Cnty, PA Higher Ed Bldg
            Carnegie Mellon Univ                                                5.125     03/01/32       3,096,960
  2,140     Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
            Allegheny Vly Sch (Prerefunded @ 02/01/05)                          7.750     02/01/15       2,295,214
  2,000     Allegheny Cnty, PA Hosp Dev Auth Rev Ser A
            (MBIA Insd) (c)                                                     6.500     11/15/30       2,339,600
  1,000     Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B                          9.250     11/15/30       1,107,750
  1,000     Allegheny Cnty, PA Indl Dev Auth Lease Rev                          6.625     09/01/24         920,910
  2,000     Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                     5.500     03/01/15       2,249,020
  1,000     Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                     5.500     03/01/16       1,124,510
  1,000     Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                     5.500     03/01/17       1,124,510
  1,000     Allegheny Cnty, PA Res Mtg Single Family Ser MM
            (GNMA Collateralized)                                               5.200     05/01/33       1,036,940
  1,770     Allegheny Cnty, PA Res Mtg Single Family Ser Z
            (GNMA Collateralized)                                               6.875     05/01/26       1,822,109
  2,000     Allegheny Cnty, PA San Auth Swr (MBIA Insd)                         5.750     12/01/15       2,326,240
  2,000     Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)                     5.750     12/01/16       2,319,560
  1,895     Berks Cnty, PA Muni Auth College
            Albright College Proj                                               5.500     10/01/18       1,982,720
    950     Berks Cnty, PA Muni Auth College
            Albright College Proj                                               5.375     10/01/28         952,194
    695     Berks Cnty, PA Muni Auth Rev Phoebe Berks
            Vlg Inc Proj Rfdg (Prerefunded @ 05/15/06)                          7.500     05/15/13         774,140
  1,000     Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc
            Proj Rfdg (Prerefunded @ 05/15/06)                                  7.700     05/15/22       1,141,600
  1,280     Bucks Cnty, PA Wtr & Swr Auth Neshaminy
            Interceptor Ser A (AMBAC Insd)                                      5.375     06/01/16       1,434,611
  1,050     Bucks Cnty, PA Wtr & Swr Auth Neshaminy
            Interceptor Ser A (AMBAC Insd)                                      5.375     06/01/17       1,172,944
  1,500     Canon McMillan Sch Dist PA Ser B (FGIC Insd)                        5.500     12/01/29       1,639,335
  1,000     Chester Cnty, PA Hlth & Ed Fac Auth Hlth Sys Rev
            (AMBAC Insd)                                                        5.650     05/15/20       1,024,070
  1,880     Chester Cnty, PA Hlth & Ed The Chester Cnty Hosp
            (MBIA Insd)                                                         5.625     07/01/08       2,033,878
  2,170     Council Rock, PA Sch Dist Ser A (MBIA Insd)                         5.375     11/15/18       2,411,673
  1,250     Cumberland Cnty, PA Muni Auth Dickinson College
            Ser A (AMBAC Insd)                                                  5.500     11/01/30       1,366,162

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

PAR
AMOUNT
(000)       DESCRIPTION                                                        COUPON     MATURITY       VALUE
------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 2,000     Dauphin Cnty, PA Gen Auth Rev Hotel & Conf Ctr
            Hyatt Regency (Acquired 08/04/98,
            Cost $1,950,630) (a)                                                6.200%    01/01/29    $  1,362,520
  1,300     Dauphin Cnty, PA Gen Auth Rev Office & Pkg
            Riverfront Office                                                   6.000     01/01/25       1,197,937
  1,240     Delaware Cnty, PA Auth College Cabrini College
            (Radian Insd)                                                       5.750     07/01/23       1,326,552
  1,500     Delaware Cnty, PA Auth College Neumann
            College Rfdg                                                        6.000     10/01/31       1,544,295
  3,000     Delaware Cnty, PA Auth Rev First Mtg Riddle
            Vlg Proj Rfdg                                                       7.000     06/01/26       3,032,730
  2,110     Delaware Cnty, PA Auth Univ Rev Villanova Univ
            Ser A (MBIA Insd)                                                   5.500     12/01/11       2,462,982
  2,500     Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
            Suburban Wtr (AMBAC Insd)                                           5.350     10/01/31       2,626,200
  3,535     Delaware Vly, PA Regl Fin Auth                                      5.750     07/01/17       4,160,235
  2,115     Greater Johnstown, PA Sch Dist Ser B (MBIA Insd)                    5.375     08/01/15       2,384,536
  2,730     Greater Latrobe, PA Sch Auth (FGIC Insd)                            5.250     04/01/17       3,018,916
    720     Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)                      5.375     09/15/16         811,433
  1,415     Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)                      5.375     09/15/17       1,586,696
    790     Grove City, PA Area Hosp Auth Hlth Fac Rev Grove
            Manor Proj                                                          6.625     08/15/29         795,822
  1,000     Harrisburg, PA Auth Office & Pkg Rev Ser A
            (Prerefunded @ 05/01/08)                                            6.000     05/01/19       1,148,830
  2,000     Harrisburg, PA Res Gtd Sub Ser D 2 (FSA Insd)                       5.000     12/01/33       2,205,660
  1,865     Harveys Lake Gen Muni Auth PA College Rev
            College Misericordia Proj (ACA Insd)                                5.750     05/01/14       2,013,734
  1,615     Kennett, PA Cons Sch Dist Ser A (FGIC Insd)                         5.250     02/15/19       1,773,948
  1,000     Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint
            Annes Home                                                          6.600     04/01/24       1,005,020
  2,000     Lehigh Cnty, PA Gen Purp Auth Cedar Crest
            College Rfdg                                                        6.700     04/01/26       2,119,660
  2,000     Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
            Lukes Bethlehem                                                     5.250     08/15/23       2,055,760
  1,760     Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig
            Group Rfdg                                                          6.000     11/01/23       1,763,010
  1,085     Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
            Lifepath Inc Proj                                                   6.300     06/01/28         926,688
  1,895     Luzerne Cnty, PA Ser A (MBIA Insd)                                  5.250     11/15/18       2,098,144
    565     Lycoming Cnty, PA Auth Hosp Lease Rev Divine
            Providence Sisters Ser A                                            6.500     07/01/22         565,209
  1,250     McKeesport, PA Area Sch Dist Cap Apprec Ser A
            (AMBAC Insd)                                                          *       10/01/13         870,925

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

PAR
AMOUNT
(000)       DESCRIPTION                                                        COUPON     MATURITY       VALUE
------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 2,000     McKeesport, PA Area Sch Dist Cap Apprec Ser A
            (AMBAC Insd)                                                         *        10/01/15    $  1,245,640
  3,630     McKeesport, PA Area Sch Dist Cap Apprec Ser C
            (AMBAC Insd)                                                         *        10/01/22       1,485,069
  1,095     Mercer Cnty, PA (FGIC Insd)                                         5.500%    10/01/17       1,233,747
  1,500     Mifflin Cnty, PA Hosp Auth (Radian Insd)                            6.200     07/01/25       1,648,275
  1,000     Monroe Cnty, PA Hosp Auth Rev Hosp Pocono
            Med Ctr                                                             6.000     01/01/43       1,048,630
  1,420     Monroeville, PA Muni Auth San Ser B (MBIA Insd)                     5.250     12/01/21       1,542,887
  1,450     Monroeville, PA Muni Auth San Ser B (MBIA Insd)                     5.250     12/01/22       1,567,769
  1,100     Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
            Rev Abington Mem Hosp Ser A                                         5.125     06/01/32       1,117,292
  1,000     Montgomery Cnty, PA Higher Ed & Temple
            Continuing Care Ctr (b)                                             6.625     07/01/19         201,690
  1,000     Montgomery Cnty, PA Indl Dev Auth Retirement
            Cmnty Rev                                                           6.300     01/01/13       1,002,420
  1,000     Montgomery Cnty, PA Indl Dev Auth Retirement
            Cmnty Rev Adult Cmntys Total Svcs Ser B                             5.625     11/15/12       1,055,990
    930     Montgomery Cnty, PA Indl Dev Auth Rev
            Wordsworth Academy                                                  7.750     09/01/24         938,547
  2,000     Mount Lebanon, PA Hosp Auth Saint Clair
            Mem Hosp Ser A                                                      5.625     07/01/32       2,076,640
  1,340     Muhlenberg, PA Sch Dist Ser A (FGIC Insd)                           5.375     04/01/16       1,505,343
  1,290     Northampton Twp, PA (FGIC Insd)                                     5.375     05/15/16       1,436,092
  1,440     Owen J Roberts Sch Dist PA (FSA Insd)                               5.500     08/15/18       1,621,008
  1,000     Oxford, PA Area Sch Dist Ser A (FGIC Insd)                          5.500     02/15/16       1,133,010
  3,000     Pennsylvania Econ Dev Fin Auth Res Recovery Rev
            Colver Proj Ser D                                                   7.050     12/01/10       3,119,550
  1,500     Pennsylvania Econ Dev Fin Auth Res Recovery Rev
            Colver Proj Ser D                                                   7.125     12/01/15       1,557,045
  3,250     Pennsylvania Hsg Fin Agy Single Family Mtg
            Ser 74B                                                             5.250     04/01/32       3,383,445
  1,200     Pennsylvania St Higher Ed Fac Auth College & Univ
            Rev Bryn Mawr College (MBIA Insd)                                   5.625     12/01/27       1,318,920
  2,000     Pennsylvania St Higher Ed Fac Auth Rev
            La Salle Univ                                                       5.500     05/01/34       2,068,060
  3,020     Pennsylvania St Higher Ed Fac Drexel Univ                           5.500     05/01/18       3,306,054
  1,000     Pennsylvania St Higher Ed Fac Messiah College
            Ser AA3 (Radian Insd)                                               5.500     11/01/22       1,090,530
  1,095     Pennsylvania St Higher Ed Fac Thomas
            Jefferson Univ                                                      5.500     01/01/19       1,194,492
  2,000     Pennsylvania St Higher Ed Fac Thomas
            Jefferson Univ                                                      5.375     01/01/25       2,130,500

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

PAR
AMOUNT
(000)       DESCRIPTION                                                        COUPON     MATURITY       VALUE
------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,600     Pennsylvania St Higher Ed Univ of Scranton
            (AMBAC Insd)                                                        5.750%    11/01/15    $  1,822,992
  3,000     Pennsylvania St Higher Ed UPMC Hlth Sys Ser A                       6.000     01/15/31       3,223,470
  2,000     Pennsylvania St Pub Sch Bldg Auth Lehigh
            Career & Technical Inst (FGIC Insd)                                 5.250     10/01/32       2,126,440
  1,365     Perkiomen Vly Sch Dist PA (FSA Insd)                                5.500     03/01/15       1,526,043
  1,445     Perkiomen Vly Sch Dist PA (FSA Insd)                                5.500     03/01/16       1,615,481
  1,500     Philadelphia, PA (FSA Insd)                                         5.250     09/15/25       1,585,320
 11,565     Philadelphia, PA Auth Indl Dev Lease Rev Ser A
            (MBIA Insd)                                                         5.375     02/15/27      12,420,926
  2,505     Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg                    7.750     12/01/17       2,543,677
  2,500     Philadelphia, PA Gas Wks Rev Drivers Ser 384
            (Inverse Floating Rate) (Acquired 01/20/04,
            Cost $3,007,694) (a)                                                9.380     07/01/11       2,994,875
  1,000     Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                   5.500     08/01/15       1,122,820
  1,000     Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                   5.500     08/01/16       1,122,820
  1,000     Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                   5.500     08/01/17       1,122,820
  1,500     Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
            Lease Cap Apprec (FSA Insd)                                           *       03/15/08       1,354,515
  3,750     Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
            Lease Cap Apprec (FSA Insd)                                           *       03/15/11       2,926,650
  3,775     Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
            Lease Cap Apprec (FSA Insd)                                           *       03/15/12       2,788,894
  4,500     Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
            Lease Cap Apprec (FSA Insd)                                           *       03/15/13       3,148,515
  4,000     Philadelphia, PA Sch Dist Ser A (FSA Insd)                          5.750     02/01/12       4,617,440
  1,030     Philadelphia, PA Sch Dist Ser A (FSA Insd)                          5.500     02/01/18       1,155,845
  2,600     Philadelphia, PA Sch Dist Ser A (FSA Insd)                          5.500     02/01/20       2,895,776
  2,000     Philadelphia, PA Wtr & Wastewtr Rev Rfdg
            (MBIA Insd)                                                         5.625     06/15/08       2,269,340
  1,475     Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D                       6.250     10/01/17       1,549,237
  1,000     Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
            Marian Cmnty Hosp Proj Rfdg                                         7.125     01/15/13         993,740
  1,630     Spring Ford Area Sch Dist, PA Ser A (FSA Insd)                      5.500     09/01/14       1,868,779
  1,720     Spring Ford Area Sch Dist, PA Ser A (FSA Insd)                      5.500     09/01/15       1,935,774
  1,210     State Pub Sch Bldg Auth PA College Rev
            Montgomery Cnty Cmnty College Rfdg                                  5.500     05/01/13       1,412,143
  1,275     State Pub Sch Bldg Auth PA College Rev
            Montgomery Cnty Cmnty College Rfdg                                  5.500     05/01/14       1,487,096
  2,000     Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10)
            (MBIA Insd)                                                         5.800     06/15/30       2,355,580
  2,500     Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
            Ser A (AMBAC Insd)                                                  5.500     01/01/19       2,710,025

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

PAR
AMOUNT
(000)       DESCRIPTION                                                        COUPON     MATURITY       VALUE
------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 2,350     Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
            Ser D                                                               5.375%    01/01/18    $  2,375,122
  1,180     Union Cnty, PA Higher Ed Bucknell Univ Ser A                        5.250     04/01/19       1,295,711
  1,000     Union Cnty, PA Higher Ed Bucknell Univ Ser A                        5.250     04/01/20       1,092,510
  1,660     Upper St Clair Twp PA Sch Dist (FSA Insd)                           5.375     07/15/15       1,873,011
  1,200     Upper St Clair Twp PA Sch Dist (FSA Insd)                           5.375     07/15/17       1,344,192
  2,500     Washington Cnty, PA Ser A (AMBAC Insd)                              5.125     09/01/27       2,629,850
  1,500     West Shore, PA Area Hosp Auth Holy
            Spirit Hosp Proj                                                    6.250     01/01/32       1,567,650
  1,390     Wilson, PA Area Sch Dist (FGIC Insd)                                5.125     03/15/17       1,517,588
  1,485     York Cnty, PA (AMBAC Insd)                                          5.000     06/01/21       1,582,089
  1,000     York Cnty, PA Sch Technology Auth Lease Rev
            (FGIC Insd)                                                         5.375     02/15/18       1,112,460
  1,070     York Cnty, PA Sch Technology Auth Lease Rev
            (FGIC Insd)                                                         5.500     02/15/23       1,182,521
                                                                                                      ------------
TOTAL INVESTMENTS  99.3%
  (Cost $199,591,575)                                                                                  214,495,194

OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%                                                              1,463,538
                                                                                                      ------------
NET ASSETS  100.0%                                                                                    $215,958,732
                                                                                                      ============

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.0% of net assets.

(b) Non-income producing security.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
Radian--Radian Asset Assurance

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004 (UNAUDITED)

ASSETS:
Total Investments (Cost $199,591,575)                                              $214,495,194
Receivables:
  Interest                                                                            2,960,110
  Fund Shares Sold                                                                       70,858
  Investments Sold                                                                       50,000
Other                                                                                   128,171
                                                                                   ------------
    Total Assets                                                                    217,704,333
                                                                                   ------------
LIABILITIES:
Payables:
  Custodian Bank                                                                        465,182
  Fund Shares Repurchased                                                               396,820
  Income Distributions                                                                  254,733
  Distributor and Affiliates                                                            128,076
  Investment Advisory Fee                                                               111,632
  Variation Margin on Futures                                                           111,031
Trustees' Deferred Compensation and Retirement Plans                                    181,586
Accrued Expenses                                                                         96,541
                                                                                   ------------
    Total Liabilities                                                                 1,745,601
                                                                                   ------------
NET ASSETS                                                                         $215,958,732
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of
  shares authorized)                                                               $203,493,912
Net Unrealized Appreciation                                                          14,408,343
Accumulated Undistributed Net Investment Income                                         187,030
Accumulated Net Realized Loss                                                        (2,130,553)
                                                                                   ------------
NET ASSETS                                                                         $215,958,732
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $188,120,593 and 10,736,908 shares of beneficial interest issued
    and outstanding)                                                               $      17.52
    Maximum sales charge (4.75%* of offering price)                                         .87
                                                                                   ------------
    Maximum offering price to public                                               $      18.39
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $21,972,912 and 1,257,556 shares of beneficial interest issued
    and outstanding)                                                               $      17.47
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $5,865,227 and 334,659 shares of beneficial interest issued
    and outstanding)                                                               $      17.53
                                                                                   ============

* On sales of $100,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                           $ 5,716,587
                                                                                   -----------
EXPENSES:
Investment Advisory Fee                                                                667,379
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $240,814, $112,620 and $30,138, respectively)                                        383,572
Shareholder Services                                                                    71,651
Legal                                                                                   16,156
Trustees' Fees and Related Expenses                                                     12,021
Custody                                                                                 10,083
Other                                                                                   88,754
                                                                                   -----------
    Total Expenses                                                                   1,249,616
    Less Credits Earned on Cash Balances                                                   154
                                                                                   -----------
    Net Expenses                                                                     1,249,462
                                                                                   -----------
NET INVESTMENT INCOME                                                              $ 4,467,125
                                                                                   ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                      $   980,055
  Futures                                                                           (1,363,144)
                                                                                   -----------
Net Realized Loss                                                                     (383,089)
                                                                                   -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                           12,967,419
                                                                                   -----------
  End of the Period:
    Investments                                                                     14,903,619
    Futures                                                                           (495,276)
                                                                                   -----------
                                                                                    14,408,343
                                                                                   -----------
Net Unrealized Appreciation During the Period                                        1,440,924
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN                                                   $ 1,057,835
                                                                                   ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $ 5,524,960
                                                                                   ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         FOR THE             FOR THE
                                                                     SIX MONTHS ENDED       YEAR ENDED
                                                                      MARCH 31, 2004    SEPTEMBER 30, 2003
                                                                     -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                   $  4,467,125       $  9,986,013
Net Realized Gain/Loss                                                      (383,089)         1,950,388
Net Unrealized Appreciation/Depreciation During the Period                 1,440,924         (5,810,062)
                                                                        ------------       ------------
Change in Net Assets from Operations                                       5,524,960          6,126,339
                                                                        ------------       ------------
Distributions from Net Investment Income:
  Class A Shares                                                          (3,795,123)        (9,201,476)
  Class B Shares                                                            (357,601)          (849,383)
  Class C Shares                                                             (95,482)          (213,798)
                                                                        ------------       ------------
Total Distributions                                                       (4,248,206)       (10,264,657)
                                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                        1,276,754         (4,138,318)
                                                                        ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                  5,867,913         19,564,153
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                                    2,650,924          6,204,892
Cost of Shares Repurchased                                               (27,594,186)       (28,037,420)
                                                                        ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       (19,075,349)        (2,268,375)
                                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS                                             (17,798,595)        (6,406,693)

NET ASSETS:
Beginning of the Period                                                  233,757,327        240,164,020
                                                                        ------------       ------------
End of the Period (Including accumulated undistributed
   net investment income of $187,030 and
   ($31,889), respectively)                                             $215,958,732       $233,757,327
                                                                        ============       ============

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                         ENDED               YEAR ENDED SEPTEMBER 30,
                                       MARCH 31,  ----------------------------------------------
CLASS A SHARES                           2004       2003    2002 (c)    2001     2000     1999
                                      ----------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD                          $17.41     $17.71    $17.34    $16.65   $16.86   $ 18.24
                                        ------     ------    ------    ------   ------   -------
 Net Investment Income                     .36        .74       .81       .89      .85       .89
 Net Realized and Unrealized
   Gain/Loss                               .09       (.28)      .42       .60     (.20)    (1.34)
                                        ------     ------    ------    ------   ------   -------
Total from Investment
 Operations                                .45        .46      1.23      1.49      .65      (.45)
Less Distributions from
 Net Investment Income                     .34        .76       .86       .80      .86       .93
                                        ------     ------    ------    ------   ------   -------
NET ASSET VALUE, END OF
 THE PERIOD                             $17.52     $17.41    $17.71    $17.34   $16.65   $ 16.86
                                        ======     ======    ======    ======   ======   =======

Total Return (a)                         2.62%*     2.72%     7.39%     9.12%    4.12%    -2.65%
Net Assets at End of
 the Period (In millions)               $188.1     $204.7    $211.7    $204.8   $200.5   $ 205.4
Ratio of Expenses to
 Average Net Assets (b)                  1.03%      1.01%     1.00%     1.02%    1.09%     1.04%
Ratio of Net Investment
 Income to Average Net Assets            4.12%      4.27%     4.77%     5.18%    5.19%     5.03%
Portfolio Turnover                          9%*       21%       26%       26%      18%       53%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                         ENDED               YEAR ENDED SEPTEMBER 30,
                                       MARCH 31,  ----------------------------------------------
CLASS B SHARES                           2004       2003    2002 (c)    2001     2000     1999
                                      ----------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD                          $17.37     $17.68    $17.30    $16.63   $16.85   $ 18.23
                                        ------     ------    ------    ------   ------   -------
 Net Investment Income                     .29        .61       .68       .75      .70       .76
 Net Realized and Unrealized
   Gain/Loss                               .09       (.29)      .43       .60     (.18)    (1.34)
                                        ------     ------    ------    ------   ------   -------
Total from Investment
 Operations                                .38        .32      1.11      1.35      .52      (.58)
Less Distributions from
 Net Investment Income                     .28        .63       .73       .68      .74       .80
                                        ------     ------    ------    ------   ------   -------
NET ASSET VALUE, END OF
 THE PERIOD                             $17.47     $17.37    $17.68    $17.30   $16.63   $ 16.85
                                        ======     ======    ======    ======   ======   =======

Total Return (a)                         2.18%*     1.90%     6.66%     8.23%    3.26%    -3.37%
Net Assets at End of
 the Period (In millions)               $ 22.0     $ 22.9    $ 23.3    $ 24.7   $ 25.3   $  50.9
Ratio of Expenses to
 Average Net Assets (b)                  1.78%      1.76%     1.75%     1.77%    1.83%     1.80%
Ratio of Net Investment
 Income to Average Net Assets            3.34%      3.53%     4.02%     4.43%    4.46%     4.28%
Portfolio Turnover                          9%*       21%       26%       26%      18%       53%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                         ENDED               YEAR ENDED SEPTEMBER 30,
                                       MARCH 31,  ----------------------------------------------
CLASS C SHARES                           2004       2003    2002 (c)    2001     2000     1999
                                      ----------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD                          $17.42     $17.68    $17.31    $16.63   $16.85   $ 18.23
                                        ------     ------    ------    ------   ------   -------
 Net Investment Income                     .30        .65       .68       .76      .72       .76
 Net Realized and Unrealized
   Gain/Loss                               .09       (.28)      .42       .60     (.20)    (1.34)
                                        ------     ------    ------    ------   ------   -------
Total from Investment
 Operations                                .39        .37      1.10      1.36      .52      (.58)
Less Distributions from
 Net Investment Income                     .28        .63       .73       .68      .74       .80
                                        ------     ------    ------    ------   ------   -------
NET ASSET VALUE, END OF
 THE PERIOD                             $17.53     $17.42    $17.68    $17.31   $16.63   $ 16.85
                                        ======     ======    ======    ======   ======   =======

Total Return (a)                         2.23%*     2.18%(d)  6.59%     8.29%    3.26%    -3.37%
Net Assets at End of
 the Period (In millions)               $  5.9     $  6.1    $  5.1    $  3.6   $  3.2   $   4.3
Ratio of Expenses to
 Average Net Assets (b)                  1.77%      1.77%     1.75%     1.77%    1.84%     1.79%
Ratio of Net Investment
 Income to Average Net Assets            3.34%      3.72%(d)  4.00%     4.43%    4.45%     4.27%
Portfolio Turnover                          9%*       21%       26%       26%      18%       53%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(d) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $2,994,253, which will expire between September 30, 2007 and September 30, 2009.

     At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                $199,416,920
                                                                    ============
Gross tax unrealized appreciation                                   $ 16,732,832
Gross tax unrealized depreciation                                     (1,654,558)
                                                                    ------------
Net tax unrealized appreciation on investments                      $ 15,078,274
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     The tax character of distributions paid during the year ended September 30, 2003 was as follows:

Distributions paid from:
  Ordinary income                                                        $32,684
  Long-term capital gain                                                     -0-
                                                                         -------
                                                                         $32,684
                                                                         =======

     As of September 30, 2003, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income                                               $352

F. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $154 as a result of credits earned on cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                       .60%
Over $500 million                                                        .50%

     For the six months ended March 31, 2004, the Fund recognized expenses of approximately $5,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $26,800 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $52,600, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $108,600 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3.  CAPITAL TRANSACTIONS
At March 31, 2004, capital aggregated $173,138,919, $24,327,897 and $6,027,096 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                          SHARES       VALUE
Sales:
  Class A                                                  260,830  $  4,567,240
  Class B                                                   44,189       774,541
  Class C                                                   30,264       526,132
                                                        ----------  ------------
Total Sales                                                335,283  $  5,867,913
                                                        ==========  ============

Dividend Reinvestment:
  Class A                                                  135,314  $  2,365,898
  Class B                                                   12,631       220,206
  Class C                                                    3,706        64,820
                                                        ----------  ------------
Total Dividend Reinvestment                                151,651  $  2,650,924
                                                        ==========  ============

Repurchases:
  Class A                                               (1,414,990) $(24,619,106)
  Class B                                                 (119,089)   (2,085,584)
  Class C                                                  (50,995)     (889,496)
                                                        ----------  ------------
Total Repurchases                                       (1,585,074) $(27,594,186)
                                                        ==========  ============

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     At September 30, 2003, capital aggregated $190,824,887, $25,418,734 and
$6,325,640 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                          SHARES       VALUE
Sales:
  Class A                                                  825,835  $ 14,365,586
  Class B                                                  165,557     2,866,728
  Class C                                                  133,400     2,331,839
                                                        ----------  ------------
Total Sales                                              1,124,792  $ 19,564,153
                                                        ==========  ============

Dividend Reinvestment:
  Class A                                                  318,733  $  5,522,642
  Class B                                                   30,339       524,601
  Class C                                                    9,095       157,649
                                                        ----------  ------------
Total Dividend Reinvestment                                358,167  $  6,204,892
                                                        ==========  ============

Repurchases:
  Class A                                               (1,340,492) $(23,234,603)
  Class B                                                 (196,053)   (3,390,849)
  Class C                                                  (82,055)   (1,411,968)
                                                        ----------  ------------
Total Repurchases                                       (1,618,600) $(28,037,420)
                                                        ==========  ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 10,922 and 5,402 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and the year ended September 30, 2003, no Class C Shares converted to Class A Shares. Class B and C Shares are

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
                                                               AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                             -------------------
YEAR OF REDEMPTION                                           CLASS B     CLASS C
First                                                         4.00%       1.00%
Second                                                        3.75%        None
Third                                                         3.50%        None
Fourth                                                        2.50%        None
Fifth                                                         1.50%        None
Sixth                                                         1.00%        None
Seventh and Thereafter                                         None        None

     For the six months ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,900 and CDSC on redeemed shares of approximately $16,300. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,329,156 and $38,521,663, respectively.

5.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended March 31, 2004, are as follows:

                                                                       CONTRACTS
Outstanding at September 30, 2003                                         294
Futures Opened                                                            463
Futures Closed                                                           (493)
                                                                          ---
Outstanding at March 31, 2004                                             264
                                                                          ===

     The futures contracts outstanding as of March 31, 2004 and the description and unrealized appreciation/depreciation are as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION/
                                                        CONTRACTS  DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes - June 2004
(Current Notional Value of $115,406 per contract)           46        $(109,445)
5-Year U.S. Treasury Notes - June 2004
(Current Notional Value of $113,563 per contract)          218         (385,831)
                                                           ---        ---------
                                                           264        $(495,276)
                                                           ===        =========

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

     An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As a the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $416,600 and $2,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $101,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $10,000.

7.  LEGAL MATTERS
The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

     The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

     The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                   Copyright (C) 2004 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 58, 338, 538
                   PATF SAR 4/04 RN04-00371P-Y03/04

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Pennsylvania Tax Free Income Fund

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

By: /s/ John L. Sullivan
Name: John L. Sullivan
Title: Principal Financial Officer
Date: May 18, 2004